Execution Version
Exhibit 10.1
Fourth Omnibus Amendment Agreement
This Fourth Omnibus Amendment Agreement, dated as of February 28, 2024 (this “Amendment”), is by and among Norfolk Southern Railway Company, a Virginia corporation, as Lessee (together with its permitted successors and assigns, in its capacity as Lessee, “Lessee”); Norfolk Southern Corporation, a Virginia corporation, as Guarantor (“Guarantor”); BA Leasing BSC, LLC, a Delaware limited liability company, as Lessor (“Lessor”); Bank of America, N.A., not in its individual capacity, except as expressly stated herein, but solely as Administrative Agent (“Administrative Agent”) and the persons listed on the signature pages hereto as Rent Assignees (each, a “Rent Assignee”, and collectively, the “Rent Assignees”).
Whereas, Lessee, Lessor, Administrative Agent and Rent Assignees are parties to that certain Participation Agreement, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Participation Agreement”);
Whereas, Guarantor is party to that certain Guaranty, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Guaranty”), in favor of the Beneficiaries (as defined therein);
Whereas, Lessee has requested that Lessor, the Rent Assignees and the Administrative Agent amend certain terms set forth in the Participation Agreement and the Guaranty, and Lessor, the Rent Assignees and the Administrative Agent are willing to amend such terms, on the terms and conditions set forth in this Amendment.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:
    Section 1.    Definitions; Incorporation of Recitals. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in Appendix 1 to the Participation Agreement, as amended hereby. Any reference herein to any Operative Document or to any other defined term shall mean and be a reference to such Operative Document or defined term as set forth in the Participation Agreement and such Operative Document. Each reference in this Amendment to the Operative Documents, or to any individual Operative Document, shall mean the Operative Documents or such individual Operative Document as amended or otherwise modified by this Amendment. All of the Recitals to this Amendment, including the terms defined therein, are hereby made a part of the agreements contained herein as if fully set forth herein. This Amendment shall be an Operative Document.
    Section 2.    Amendments to the Operative Documents. From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 4, each of Lessee, Guarantor, Lessor, the Rent Assignees and the Administrative Agent hereby agree that the Participation Agreement and the Guaranty shall be amended as follows:
Fourth Omnibus Amendment (Norfolk Southern) 4884-9418-6657 v6.docx
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(a)Section 9(a) of the Guaranty is hereby amended by deleting the reference to “65%” and substituting “70%” therefor.
(b)Section 9(e)(x) of the Guaranty is hereby amended by deleting the reference to “$750,000,000” and substituting “$800,000,000” therefor.
(c)Appendix 1 to the Participation Agreement is hereby amended by deleting the following defined term in its entirety and replacing such defined term as follows:
“Bank Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of January 26, 2024 by and among Guarantor, the lenders from time to time parties thereto, Wells Fargo Bank, N.A., as administrative agent and swingline lender, Bank of America, N.A. and Citibank, N.A., as syndication agents, and Goldman Sachs Bank USA, Morgan Stanley Senior Funidng, Inc. and U.S. Bank National Association, as documentation agents.
Section 3.    Representations.
    (a)    Lessee by its execution of this Amendment hereby represents and warrants that, as of the date hereof and as of the effectiveness of this Amendment:
(i)    each of the representations and warranties of Lessee in Section 8.2 of the Participation Agreement (other than Section 8.2(d)) and in each of the other Operative Documents are true and correct in all material respects, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date; and
(ii)    there has been no Default, Event of Default, Force Majeure Event, Event of Loss or Material Environmental Violation.
    (b)    Guarantor by its execution of this Amendment hereby represents and warrants that, as of the date hereof and as of the effectiveness of this Amendment, each of the representations and warranties set forth in Section 7 of the Guaranty (other than Section 7(d)(ii) and Section 7(e)) are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
    Section 4.     Closing Conditions. The effectiveness of this Amendment is conditioned upon the satisfaction or waiver of all of the conditions precedent set forth in this Section 4:
    (a)    Administrative Agent shall have received executed counterparts of this Amendment from Lessee, Guarantor, Lessor and each Rent Assignee;
    (b)    No event shall exist that constitutes a Default, an Event of Default, Force Majeure Event, an Event of Loss or Material Environmental Violation;

    (c)    Lessee’s representations set forth in Section 3(a) shall be true and correct on and as of the date hereof;
    (d)    Guarantor’s representations set forth in Section 3(b) shall be true and correct on and as of the date hereof; and
    (e)    All proceedings taken in connection with the transactions contemplated by this Amendment and all documents necessary to the consummation thereof or which are addressed to the Lessor shall be in form and substance reasonably satisfactory to the Lessor and its counsel, and all legal matters in connection with the transaction contemplated hereby shall be reasonably satisfactory to counsel for the Lessor.
    Section 5.     Guarantor Reaffirmation. Guarantor, by its execution of this Amendment, hereby reaffirms its obligations under the Guaranty and waives any defense which might arise due to the execution and delivery of this Amendment and the performance of the terms hereof.
    Section 6.    Further Assurances.    Each of the parties hereto hereby agrees to execute any and all further documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment.
    Section 7.    Miscellaneous.
(a)    Lessee hereby agrees to pay all reasonable costs and expenses, including reasonable and documented attorneys’ fees, incurred by Lessor in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents, instruments and agreements in connection therewith.
(b)    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York including Section 5-1401 of the New York General Obligations Law and all matters of construction, validity and performance without regard, however to other principles of conflicts law.
(c)    Sections 15.12 (Submission to Jurisdiction) and 15.13 (Waiver of Jury Trial) of the Participation Agreement are hereby incorporated herein as if set forth herein.
(d)    This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.
(e)    Section headings in this Amendment are included for convenience of reference only and are not part of this agreement for any other purpose.
(f)    Each Participant, by its execution of this Amendment, hereby consents and agrees to the matters set forth herein, requests and directs Administrative Agent to execute, deliver and perform this Amendment and any other documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment and to take any and all actions as may be necessary or convenient to effect the transactions contemplated hereby and/or thereby.
(g)    From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 4, (i) each reference to the Participation Agreement or the Guaranty in any Operative Document (including in any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Participation Agreement or the Guaranty as amended by this Amendment, and (ii) each reference in the Participation Agreement or the Guaranty to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Operative Documents to the Participation Agreement or the Guaranty (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Participation Agreement or the Guaranty, as amended by this Amendment. Except as expressly amended hereby or specifically consented to above, all of the terms and provisions of the Operative Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
    Section 8.    Electronic Signatures.
(a)    This Amendment, any Operative Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment or any Operative Document (each a “Communication”), including Communications required to be in writing, may, if agreed by the Lessor and Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent, Lessor and each of the Rent Assignees of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format for transmission, delivery and/or retention. The Administrative Agent, Lessor and each of the Rent Assignees may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent, Lessor and each of the Rent

Assignees shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Lessee or Guarantor without further verification and regardless of the appearance or form of such Electronic Signature and (b) upon the request of the Administrative Agent, Lessor or any Rent Assignee, any Communication executed using any Electronic Signature shall be promptly followed by a manually executed, original counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
(b)    Neither the Administrative Agent nor Lessor shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Operative Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or Lessor’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent and Lessor shall be entitled to rely on, and shall incur no liability under or in respect of this Amendment or any other Operative Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Operative Documents for being the maker thereof).
(c)    Each of the parties hereto hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Operative Document based solely on the lack of paper original copies of this Amendment and/or such other Operative Document, and (ii) any claim against the Administrative Agent, Lessor or and each Rent Assignee for any liabilities arising solely from the Administrative Agent’s, Lessor’s and/or any Rent Assignee’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Lessee or Guarantor to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
(d)    Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment and any other Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents.
[signature pages follow]

In Witness Whereof, the parties hereto have executed and delivered this Amendment as of the date first written above.

Norfolk Southern Railway Company, as Lessee

By: /s/ Christopher R. Neikrik
Name: Christopher R. Neikirk
Title: Vice President & Treasurer

[Signature Page to Fourth Omnibus Amendment Agreement (Norfolk Southern)]

Norfolk Southern Corporation, as Guarantor

By: /s/ Christopher R. Neikirk
Name: Christopher R. Neikirk
Title: Vice President & Treasurer

[Signature Page to Fourth Omnibus Amendment Agreement (Norfolk Southern)]

Bank of America, N.A., not in its individual capacity, but solely as Administrative Agent

By: /s/ Theresa Weirath
Name: Teresa Weirath
Title: Vice President

[Signature Page to Fourth Omnibus Amendment Agreement (Norfolk Southern)]

BA Leasing BSC, LLC, as Lessor and as Rent Assignee

By: /s/ Denise C. Simpson
Name: Denise C. Simpson
Title: Vice President

[Signature Page to Fourth Omnibus Amendment Agreement (Norfolk Southern)]

Capital One, National Association, as Rent Assignee

By: /s/ Paul Shaer
Name: Paul Shaer
Title: Duly Authorized Signatory
[Signature Page to Fourth Omnibus Amendment Agreement (Norfolk Southern)]

PNC Equipment Finance, LLC, as Rent Assignee

By: /s/ Samuel E. Hackett
Name: Samuel E. Hackett
Title: Senior Vice President

[Signature Page to Fourth Omnibus Amendment Agreement (Norfolk Southern)]

SMBC Leasing and Finance, Inc., as Rent Assignee

By: /s/ Stephen R. Perry
Name: Stephen R. Perry
Title: President

[Signature Page to Fourth Omnibus Amendment Agreement (Norfolk Southern)]

U.S. Bank National Association, as Rent Assignee

By: /s/ Eric M. Herm
Name: Eric M. Herm
Title: Vice President
[Signature Page to Fourth Omnibus Amendment Agreement (Norfolk Southern)]

Wells Fargo Bank, N.A., as Rent Assignee

By: /s/ Mylissa Marten
Name: Mylissa Merten
Title: Vice President

[Signature Page Fourth Omnibus Amendment Agreement (Norfolk Southern)]